UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 28, 2015 (May 27, 2015)
Date of Report (Date of earliest event reported)

TOUCHPOINT METRICS, INC.
(Exact name of registrant as specified in its charter)

California	000-54918
(State or other jurisdiction of incorporation)	(Commission File Number)

201 Spear Street, Suite 1100 San Francisco, California 94105
(Address of principal executive offices, including zip code)

415-526-2655
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 27, 2015, Touchpoint Metrics, Inc. ("we" or the "Company") entered into subscription agreements with an aggregate of seven (7) investors for the purchase and sale of an aggregate of 685,000 shares of common stock of the Company (the "Shares"), at a price of US$0.75 per Share for total gross proceeds of US$513,750 (the "Offering").  The proceeds from the Offering will be used for general corporate purposes, including infrastructure, product development, marketing and sales and working capital.  Details of the sales of the Shares are provided in Item 3.02 of this Current Report on Form 8-K and incorporated herein by reference.

The form of subscription agreement entered into between the Company and the investors under the Offering is attached hereto to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

ITEM 3.02                          UNREGISTERED SALES OF EQUITY SECURITIES.

On May 27, 2015, we completed a private placement offering of 685,000 Shares at a price of US$0.75 per Share for total proceeds of US$513,750  to an aggregate seven (7) investors in connection with the Offering that had not been registered under the United States Securities Act of 1933, as amended (the "Securities Act") and that had not been reported on our previously filed periodic reports filed under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") pursuant to Rule 903 of Regulation S of the Securities Act.  No commissions were paid by the Company in connection with the Offering.  We completed this offering of the Shares pursuant to Rule 903 of Regulation S of the Securities Act on the basis that the sale of the Shares was completed in "offshore transactions", as defined in Rule 902(h) of Regulation S.  We did not engage in any "directed selling efforts", as defined in Regulation S, in the United States in connection with the sale of the Shares.  The investors represented to us that the investors were not U.S. persons, as defined in Regulation S, and were not acquiring the Shares for the account or benefit of a U.S. person.  The subscription agreements executed between us and the investors included statements that the securities had not been registered pursuant to the Securities Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Securities Act or pursuant to an exemption from the Securities Act.  The investors agreed by execution of the subscription agreement for the Shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from registration under the Securities Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from registration under the Securities Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Securities Act.  All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Securities Act and could not be resold without registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

ITEM 7.01                          REGULATION FD DISCLOSURE.

On May 28, 2015 the Company issued the attached news release entitled "Exhibit 99.1" announcing that it has completed the private placement offerings described in Item 1.01 and Item 3.02 of this Report. A copy of the news release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Report, including the exhibits attached hereto which are incorporated herein by reference, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits

Exhibit	Document

10.1	Form of Regulation S Subscription Agreement(1)
99.1	News release dated May 28, 2015 (1)

(1) Filed as an exhibit to this current report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHPOINT METRICS, INC.

Date:	May 28, 2015	By:	MICHAEL HINSHAW
		Name:	Michael Hinshaw
		Title:	Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer and a member of the Board of Directors